UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 18, 2013
Date of Report (Date of earliest event reported)

NORD RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-08733 (Commission File Number)	85-0212139 (IRS Employer Identification No.)

1 West Wetmore Road, Suite 203 Tucson, Arizona (Address of principal executive offices)	85705 (Zip Code)

520-292-0266
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item	Description
1.01	Entry Into a Material Definitive Agreement
2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
3.02	Unregistered Sales of Equity Securities
9.01	Financial Statements and Exhibits

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01     Entry into a Material Definitive Agreement

Issuance of Convertible Promissory Notes

On July 18, 2013, Nord Resources Corporation (the "Company") issued the following convertible promissory notes in the aggregate principal amount of $222,099.94:

(a)     Two convertible promissory notes (the "20% Notes") were issued to two existing arm's-length creditors of the Company (the "20% Noteholders"), to evidence the Company's promise to repay to the 20% Noteholders an aggregate of $57,252.34, together with interest at a rate of 20% per annum on the unpaid balance of the principal;

(b)     A convertible promissory note (the "Hirsch Note") was issued to Ronald Hirsch, the Chair of the Company's Board of Directors, to evidence the Company's promise to repay Mr. Hirsch the sum of $89,580.48, together with interest at a rate of 10% per annum on the unpaid balance of the principal; and

(c)     A convertible promissory note (the "Seymour Note" and together with the Hirsch Note the "10% Notes") was issued to Stephen Seymour, a member of the Company's Board of Directors, to evidence the Company's promise to repay Mr. Seymour the sum of $75,267.12, together with interest at a rate of 10% per annum on the unpaid balance of the principal.

Maturity Dates

Each of the 20% Notes will become due and payable on the earlier of January 14, 2014 and the closing of a financing transaction by the Company for gross proceeds in excess of US$20,000,000.

Each of the 10% Notes will become due and payable on the earlier of July 18, 2016 and the closing of a financing transaction by the Company for gross proceeds in excess of US$20,000,000.

The 20% Notes and the 10% Notes may be prepaid at any time without penalty.

Conversion Rights

The outstanding principal under each 20% Note, and the accrued and unpaid interest thereon, is convertible at the option of the holder, in whole and not in part, into shares of the Company's common stock at the conversion price equal to $0.02 per common share.

The outstanding principal under each 10% Note, and the accrued and unpaid interest thereon, is convertible at the option of the holder, in whole and not in part, into shares of the Company's common stock at the conversion price equal to $0.04 per common share.

Use of Proceeds

The principal amount of $28,626.17 advanced under each 20% Note was applied to pay in full the outstanding principal amount and accrued interest under an existing convertible promissory note issued by the Company to each 20% Noteholder on July 30, 2012, in the principal amount of $25,000 and bearing interest at the rate of 15.0% per annum.

The principal amount of $89,580.48 under the Hirsch Note was advanced for the purposes of: (i) application by the Company of $77,080.48 to payment in full of the outstanding principal amount and accrued interest under the convertible promissory notes issued by the Company to Mr. Hirsch on December 29, 2010, in the principal amount of $50,000 and bearing interest at the rate of 10.0% per annum, on July 30, 2012, in the principal amount of $6,250 and bearing interest at the rate of 15.0% per annum, and on July 31, 2012, in the principal amount of $6,250 and bearing interest at the rate of 15.0% per annum; and (ii) as to the balance of $12,500, for general working capital purposes.

The principal amount under the Seymour Note was advanced for the purposes of: (i) application by the Company of $62,767.12 to payment in full of the outstanding principal amount and accrued interest under the convertible promissory note issued by the Company to Mr. Seymour on December 29, 2010, in the principal amount of US$50,000 and bearing interest at the rate of 10.0% per annum; and (ii) as to the balance of $12,500, for general working capital purposes.

SECTION 2 - FINANCIAL INFORMATION

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As described in Item 1.01 of this Current Report on Form 8-K, on July 18, 2013, the Company issued the 20% Notes and the 10% Notes, in the aggregate principal amount of $222,099.94, with the terms described in Item 1.01 above.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02     Unregistered Sales of Equity Securities

As described in Item 1.01 of this Current Report on Form 8-K, on July 18, 2013, the Company issued the 20% Notes and the 10% Notes, with the terms described in Item 1.01 above.

The aggregate principal amount of the 20% Notes is $57,252.34, and each 20% Note bears interest at a rate of 20% per annum. The outstanding principal under each 20% Note, and the accrued and unpaid interest thereon, is convertible at the option of the holder, in whole and not in part, into shares of the Company's common stock at the conversion price equal to $0.02 per common share. Accordingly, for illustrative purposes, if the aggregate principal amount of the 20% Notes were immediately converted, the holders of the 20% Notes would be entitled to receive 2,862,617 shares of our common stock.

The aggregate principal amount of the 10% Notes is $164,847.60, and each 10% Note bears interest at a rate of 10% per annum The outstanding principal under each 10% Note, and the accrued and unpaid interest thereon, is convertible at the option of the holder, in whole and not in part, into shares of the Company's common stock at the conversion price equal to $0.04 per common share. Accordingly, for illustrative purposes, if the aggregate principal amount of the 10% Notes were immediately converted, the holders of the 10% Notes would be entitled to receive 4,121,190 shares of our common stock.

The 10% Notes and the 20% Notes were issued in reliance on exemptions from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the "Act"), and Rule 506 of Regulation D promulgated under the Act. Accordingly, the 10% Notes and the 20% Notes are, and any shares of common stock issued upon conversion thereof will be, "restricted securities" as defined in Rule 144 under the Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

These transactions qualified for exemption from registration because among other things, the transactions did not involve a public offering, each investor was an accredited investor as defined in Rule 501(a) under the Act, each investor took the securities for investment purposes and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits

Exhibits.
Exhibit Number	Description
10.1	Form of 20% Convertible Promissory Note *
10.2	Convertible Promissory Note dated July 18, 2013 issued to Ronald Hirsch *
10.3	Convertible Promissory Note dated July 18, 2013 issued to Stephen Seymour *

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NORD RESOURCES CORPORATION
DATE: July 23, 2013	By: /s/ Wayne M. Morrison Wayne M. Morrison Chief Executive Officer